AMBAC                                              Ambac Assurance Corporation
                                                   One State Street Plaza, 15th
CERTIFICATE GUARANTY INSURANCE POLICY              Floor
                                                   New York, New York  10004
                                                   Telephone:  (212) 668-0340

Insured Obligations:                                          Policy Number:

RAMP Series 2003-RZ2 Trust                                    AB0655BE
Mortgage Asset-Backed Pass-Through
Certificates, Series 2003 - RZ2,
Class A-1
                                                              Premium:

                                                              As   specified  in
                                                              the    endorsement
                                                              attached hereto.

AMBAC ASSURANCE CORPORATION (AMBAC), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

/s/ Robert J. Genader                       /s/ Anne G. Gill
President                                   Secretary

                                            /s/ Thomas J. Adams
Effective Date:  April 2, 2003              Authorized Representative

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                                EXECUTED VERSION


                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming                                Effective Date of
Endorsement:
part of Policy No. AB0655BE                                   April 2, 2003
issued to:

JPMorgan Chase Bank, as Trustee on behalf of, and for the benefit of the Holders of, the Mortgage Asset- Backed Pass-Through Certificates, Series 2003-RZ2, Class A-1 Certificates, as Issued pursuant to the Agreement

        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and the Trustee, as Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York, the State of Minnesota, the State of California, the State of Texas, the State of Illinois or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" shall mean, with respect to the Class A-1 Certificates, as of any Distribution Date (i) any shortfall in amounts available in the Certificate Account to pay interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A-1 Certificates at the then applicable Pass-Through Rate, net of any Relief Act Shortfalls and any Prepayment Interest Shortfalls allocated to the Class A-1 Certificates, (ii) the principal portion of any Realized Losses allocated to the Class A-1 Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of the Class A-1 Certificates to the extent unpaid on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement. The Deficiency Amount does not include any Net WAC Cap Shortfalls and the Policy does not cover any Net WAC Cap Shortfall Carry-Forward Amounts.

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Agreement on the related Distribution Date.

      "Final Distribution Date" shall mean the Distribution Date in April 2033.

        "First Distribution Date" shall mean April 25, 2003.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A-1 Certificates and who, on the applicable Distribution Date, is entitled under the terms of the Class A-1 Certificates to payment thereunder.

        "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of April 2, 2003, by and among the Insurer, Residential Funding Corporation, as Seller of the Mortgage Loans to the Depositor and as Master Servicer, the Depositor and JPMorgan Chase Bank, as Trustee.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date plus any Preference Amount for such Distribution Date. An Insured Amount shall not include any Prepayment Interest Shortfalls, any Relief Act shortfalls and any Net WAC Cap Shortfall Carry-Forward Amounts.

        "Insured Obligations" shall mean the Class A-1 Certificates.

        "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable rate of interest on the Class A-1 Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.

        "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Distribution Date pursuant to the Agreement.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

        "Preference Amount" shall mean any amount previously distributed to a Holder by or on behalf of the Trust Fund that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Premium" means the premium payable for the Policy on each Distribution Date as specified in the Insurance Agreement.

        "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

        "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the

Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

        "Trustee" shall mean JPMorgan Chase Bank, or any successor thereto under the Agreement.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement and the Insurance Agreement.

        As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and

(iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Realized Losses) except on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A Premium will be payable on this Policy on each Distribution Date as provided in the Agreement, beginning with the First Distribution Date, in an amount equal to the sum of (a) 1/12th of the product of (i) the Premium Percentage applicable to the Class A-1 Certificates and (ii) the aggregate Certificate Principal Balance of the Class A-1 Certificates on the prior Distribution Date (after giving effect to any distributions to be made on such Distribution Date); provided that on the First Distribution Date, the premium will be equal to the sum of (a) 1/12th of the product of the (i) Premium Percentage applicable to the Class A-1 Certificates and (ii) aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Cut-off Date.

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

Managing Director                                         Assistant Secretary

/s/ Thomas J. Adams                                       /s/ Patricia Lo Cascio

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0655BE

                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                    Date: [ ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York 10004
Attention: General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0655BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee (without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by Ambac) (the "Agreement"), as the case may be, unless the context otherwise requires.

        The Trustee hereby certifies as follows:

        1. The Trustee is the Trustee under the Agreement for the Class A-1 Certificates.

        2.     The  relevant  Distribution  Date or Final  Distribution  Date is
               [date].

        3.     Payment  on  the  Class  A-1   Certificates  in  respect  of  the
               Distribution Date is due to be received on ____________________________ under the Agreement, in an amount equal to $_____________________.

        [3.    The  amount  to  be  paid  to  the   Holders  of  the  Class  A-1
               Certificates on the Final Distribution Date is $__________.]

        4. There is a Deficiency Amount and/or Preference Amount of $________________ in respect of the Class A-1 Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

        5. The sum of $__________________ is the Insured Amount that is Due for Payment.

        6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

        7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
               [Trustee's account number.]

          8. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A-1 Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Class A-1 Certificates and the corresponding claim on the Policy and proceeds thereof.

        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION; OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                [Name of Trustee]
                                    By:
                                        -------------------------------------
                                    Title:
                                            ---------------------------------
                                    (Officer)